Exhibit 10.20(b)


      Schedule of Warrants (refinancings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind and outstanding as of February 28, 2006


                                                                   Shares
   Grant Date         Expiration Date       Exercise              Granted
   ----------         ---------------       --------              -------
                                            Price(a)
                                            --------
    12/07/05             12/07/10            $0.0100            16,000,000
    12/22/05             12/22/10            $0.0100            34,250,000
    01/12/06             01/12/11            $0.0100           521,000,000
    02/07/06             02/07/11            $0.0100           257,750,000
    02/13/06             02/13/11            $0.0100           445,250,000


                                                            ----------------
                                                             1,274,250,000
                                                            ================


(a) Warrant exercise price will be the greater of: (i) the lowest last sale price of NCT's common stock during the five-day period comprised of the date of the warrant, date preceding and three dates following; or (ii) the par value of NCT's common stock on the date the warrant is exercised.